                                  Exhibit 99.2

 Series 1999-1 Monthly Certificateholders' Statement for the month of July 2001

                                                                   Series 1999-1


                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1999-1

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1999-1 is set forth below:


       Date of the Certificate            August 10, 2001
       Monthly Period ending              July 31, 2001
       Determination Date                 August 10, 2001
       Distribution Date                  August 15, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                                              General
===================================================================================================================================
 101   Amortization Period                                                                                    No             101
 102   Early Amortization Period                                                                              No             102
 103   Class A Investor Amount paid in full                                                                   No             103
 104   Class B Investor Amount paid in full                                                                   No             104
 105   Collateral Interest Amount paid in full                                                                No             105
 106   Saks Incorporated is the Servicer                                                                      Yes            106

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
===================================================================================================================================
                                                                                                           as of the end of
                                                                          as of the end of the               the relevant
                                                                          prior Monthly Period              Monthly Period
                                                                          --------------------             ----------------
 107   Series 1999-1 Investor Amount                                          $378,375,000       107(a)      $378,375,000    107(b)
 108   Class A Investor Amount                                                $280,000,000       108(a)      $280,000,000    108(b)
 109   Class B Investor Amount                                                $ 30,275,000       109(a)      $ 30,275,000    109(b)
 110   Collateral Interest Amount                                             $ 68,100,000       110(a)      $ 68,100,000    110(b)

 111   Series 1999-1 Adjusted Investor Amount                                 $378,375,000       111(a)      $378,375,000    111(b)
 112   Class A Adjusted Investor Amount                                       $280,000,000       112(a)      $280,000,000    112(b)
 113   Principal Account Balance with respect to Class A                      $          -       113(a)      $          -    113(b)
 114   Class B Adjusted Investor Amount                                       $ 30,275,000       114(a)      $ 30,275,000    114(b)
 115   Principal Account Balance with respect to Class B                      $          -       115(a)      $          -    115(b)
 116   Collateral Interest Adjusted Amount                                    $ 68,100,000       116(a)      $ 68,100,000    116(b)
 117   Principal Account Balance with respect to the Collateral Interest      $          -       117(a)      $          -    117(b)

 118   Class A Certificate Rate                                                                                   4.05000%   118
 119   Class B Certificate Rate                                                                                   4.26000%   119

                                                                                                           as of the end of
                                                                            for the relevant                the relevant
                                                                             Monthly Period                 Monthly Period
                                                                          --------------------             ----------------
 120   Series 1999-1 Investor Percentage with respect to Finance
       Charge Receivables                                                        29.52%          120(a)         33.66%       120(b)
 121   Class A                                                                   21.84%          121(a)         24.91%       121(b)
 122   Class B                                                                    2.36%          122(a)          2.69%       122(b)
 123   Collateral Interest                                                        5.31%          123(a)          6.06%       123(b)

 124   Series 1999-1 Investor Percentage with respect to
       Principal Receivables                                                     29.52%          124(a)         33.66%       124(b)
 125   Class A                                                                   21.84%          125(a)         24.91%       125(b)
 126   Class B                                                                    2.36%          126(a)          2.69%       126(b)
 127   Collateral Interest                                                        5.31%          127(a)          6.06%       127(b)

 128   Series 1999-1 Investor Percentage with respect to
       Allocable Amounts                                                         29.52%          128(a)         33.66%       128(b)
 129   Class A                                                                   21.84%          129(a)         24.91%       129(b)
 130   Class B                                                                    2.36%          130(a)          2.69%       130(b)
 131   Collateral Interest                                                        5.31%          131(a)          6.06%       131(b)

                                                                                                                       Series 1999-1
------------------------------------------------------------------------------------------------------------------------------------
                                               Series 1999-1 Investor Distributions
====================================================================================================================================
132   The sum of the daily allocations of collections of Principal Receivables for the
      relevant Monthly Period                                                                             $         -        132
133   Class A distribution of collections of Principal Receivables per $1,000 of
      original principal amount                                                                           $         -        133
134   Class B distribution of collections of Principal Receivables per $1,000 of
      original principal amount                                                                           $         -        134
135   Collateral Interest distribution of collections of Principal Receivables per
      $1,000 of original principal amount                                                                 $         -        135
136   Class A distribution attributable to interest per $1,000 of original principal
      amount                                                                                              $      3.38        136
137   Class B distribution attributable to interest per $1,000 of original principal
      amount                                                                                              $      3.55        137
138   Collateral Interest distribution attributable to interest per $1,000 of original
      principal amount                                                                                    $      2.66        138
139   Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
      original principal amount                                                                           $      1.67        139

------------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1999-1
====================================================================================================================================
140   Series allocation of collections of Principal Receivables                                           $66,447,287        140
141   Class A                                                                                             $49,171,431        141
142   Class B                                                                                             $ 5,316,661        142
143   Collateral Interest                                                                                 $11,959,194        143

144   Series allocation of collections of Finance Charge Receivables                                      $ 7,177,990        144
145   Class A                                                                                             $ 5,311,760        145
146   Class B                                                                                             $   574,334        146
147   Collateral Interest                                                                                 $ 1,291,896        147

      Available Funds
      ---------------
148   Class A Available Funds                                                                             $ 5,311,760        148
149   The amount to be withdrawn from the Reserve Account to be
      included in Class A Available funds                                                                 $         -        149
150   Principal Investment Proceeds to be included in Class A
      Available Funds                                                                                     $         -        150
151   The amount of investment earnings on amounts held in the
      Reserve Account to be included in Class A Available funds                                           $         -        151

152   Class B Available Funds                                                                             $   574,334        152
153   The amount to be withdrawn from the Reserve Account to be included in Class B
      Available funds                                                                                     $         -        153
154   Principal Investment Proceeds to be included in Class B Available Funds                             $         -        154

155   Collateral Interest Available Funds                                                                 $ 1,291,896        155
156   The amount to be withdrawn from the Reserve Account to be included in Collateral
      Interest Available Funds                                                                            $         -        156
157   Principal Investment Proceeds to be included in Collateral Interest Available
      Funds                                                                                               $         -        157

------------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
====================================================================================================================================

      Class A
      -------
158   Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to
      interest amounts that were due but not paid on a prior
      Distribution date                                                                                   $   945,000        158
159   If Saks Incorporated is no longer the Servicer, an amount
      equal to Class A Servicing fee for the related Distribution
      Date                                                                                                $         -        159
160   Class A Allocable Amount                                                                            $ 1,010,269        160
161   An amount to be included in the Excess Spread                                                       $ 3,356,491        161

                                                                                                                         Page 2 of 5

                                                                                                                       Series 1999-1

     Class B
     -------
162  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that
     were due but not paid on a prior Distribution date                                                      $   107,476        162
163  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class B Servicing fee for the related Distribution Date                                                 $         -        163
164  An amount to be included in the Excess Spread                                                           $   466,858        164

     Collateral Interest
     -------------------
165  If Saks Incorporated is no longer the Servicer, an amount equal to
     Collateral Interest Servicing fee for the related Distribution Date                                     $         -        165
166  An amount to be included in the Excess Spread                                                           $ 1,291,896        166

167  Available Excess Spread                                                                                 $ 5,115,245        167
168  Available Shared Excess Finance Charge Collections                                                      $         -        168
169  Total Cash Flow available for Series 1999-1 waterfall                                                   $ 5,115,245        169

170  Fund any Class A Required Amount                                                                        $         -        170
171  Class A Investor Charge Offs which have not been previously reimbursed                                  $         -        171
172  Class B Required Amount to the extent attributable to line 162 and line 163                             $         -        172
173  Class B Allocable Amount                                                                                $   109,235        173
174  Excess of the Required Reserve Account Amount over the amount held in the Reserve
     Account                                                                                                 $         -        174
175  An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal
     Collections; (iii) reallocations of the Class B Investor Amount to the Class A
     Investor Amount                                                                                         $         -        175
176  Collateral Monthly Interest for the related Distribution Date plus
     Collateral Monthly Interest previously  due but not paid to holders of the
     Collateral Interest plus additional interest                                                            $   180,843        176
177  Servicing Fee due for the relevant Monthly Period and not paid above plus
     any amounts previously due but not distributed to the Servicer                                          $   630,625        177
178  Collateral Interest Allocable Amount                                                                    $   245,712        178
179  Any unreimbursed reductions of the Collateral Interest Amount , if any, due to: (i) Collateral Interest Charge Offs; (ii) Reallocated Principal
     Collections; (iii) reallocations of the Collateral Interest Amount
     to the Class A or Class B Investor Amount                                                               $         -        179
180  Excess of the Required Spread Account Amount over the available Spread Account
     Amount                                                                                                  $         -        180
181  The aggregate of any other amounts, if any, then due to the Collateral Interest
     Holder                                                                                                  $         -        181
182  Shared Excess Finance Charge Collections                                                                $ 3,948,830        182

------------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
====================================================================================================================================

183  Available Principal Collections held in the Collection Account                                          $66,447,287        183
184  Controlled Deposit Amount for the Monthly Period                                                        $         -        184
185  Deficit Controlled Accumulation Amount                                                                  $         -        185
186  Principal Collections deposited for the Monthly Period                                                  $         -        186

187  Class A Monthly Principal                                                                               $         -        187

188  Class B Monthly Principal (only after payout of Class A or the accumulation of
     the Class A Investor Amount)                                                                            $         -        188
189  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A Monthly Principal                                                   $66,447,287        189
190  Controlled Deposit Amount less Class A Monthly Principal                                                $         -        190

191  Collateral Interest Monthly Principal (only after payout of
     Class A and Class B or the accumulation of the Class A and Class B Investor Amount)                     $         -        191
192  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A and Class B Monthly Principal                                       $66,447,287        192
193  Controlled Deposit Amount less Class A and Class B Monthly Principal                                    $         -        193

                                                                                                                         Page 3 of 5

                                                                                                                       Series 1999-1
------------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
====================================================================================================================================
194   Reallocated Principal Collections                                                                  $         -        194
195   Collateral Subordinated Principal Collections (to the extent
      needed to fund Required Amounts)                                                                   $         -        195
196   Class B Subordinated Principal Collections (to the extent
      needed to fund Required Amounts)                                                                   $         -        196

------------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
====================================================================================================================================

                                                                        %                                  Amount
                                                                      -----                              -----------
197   Series 1999-1 Default Amount                                    29.52%       197(a)                $ 1,365,216        197(b)
198   Class A Investor Default Amount                                 21.84%       198(a)                $ 1,010,269        198(b)
199   Class B Investor Default Amount                                  2.36%       199(a)                $   109,235        199(b)
200   Collateral Interest Default Amount                               5.31%       200(a)                $   245,712        200(b)

201   Series 1999-1 Adjustment Amount                                                                    $         -        201
202   Class A Adjustment Amount                                                                          $         -        202
203   Class B Adjustment Amount                                                                          $         -        203
204   Collateral Interest Adjustment Amount                                                              $         -        204

205   Series 1999-1 Allocable Amount                                                                     $ 1,365,216        205
206   Class A Allocable Amount                                                                           $ 1,010,269        206
207   Class B Allocable Amount                                                                           $   109,235        207
208   Collateral Interest Allocable Amount                                                               $   245,712        208

------------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
====================================================================================================================================

209   Class A Required Amount                                                                            $         -        209
210   Class A Monthly Interest for current Distribution Date                                             $   945,000        210
211   Class A Monthly Interest previously due but not paid                                               $         -        211
212   Class A Additional Interest for prior Monthly Period or
      previously due but not paid                                                                        $         -        212
213   Class A Allocable Amount for current Distribution Date                                             $ 1,010,269        213
214   Class A Servicing Fee (if Saks Incorporated is no longer the
      Servicer)                                                                                          $         -        214

215   Class B Required Amount                                                                            $         -        215
216   Class B Monthly Interest for current Distribution Date                                             $   107,476        216
217   Class B Monthly Interest previously due but not paid                                               $         -        217
218   Class B Additional Interest for prior Monthly Period or
      previously due but not paid                                                                        $         -        218
219   Class B Servicing Fee (if Saks Incorporated is no longer the
      Servicer)                                                                                          $         -        219
220   Excess of Class B Allocable Amount over funds available to
      make payments                                                                                      $         -        220

221   Collateral Interest Required Amount                                                                $         -        221
222   Collateral Monthly Interest for current Distribution Date                                          $   180,843        222
223   Collateral Monthly Interest previously due but not paid                                            $         -        223
224   Collateral Interest Additional Interest for prior Monthly
      Period or previously due but not paid                                                              $         -        224
225   Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                          $         -        225
226   Excess of Collateral Interest Allocable Amount over funds available to make
      payments                                                                                           $         -        226

------------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
====================================================================================================================================

      Class A
      -------
227   Class A Investor Amount reduction                                                                  $         -        227
228   Class A Investor Charge Off                                                                        $         -        228

      Class B
      -------
229   Class B Investor Amount reduction                                                                  $         -        229
230   Class B Investor Charge Off                                                                        $         -        230
231   Reductions of the Class B Investor Amount due to Class A
      Allocable Amount                                                                                   $         -        231
232   Reallocated Principal Collections applied to Class A                                               $         -        232

                                                                                                                         Page 4 of 5

                                                                                                                       Series 1999-1
       Collateral Interest
       -------------------
 233   Collateral Interest Amount reduction                                                          $          -        233
 234   Collateral Interest Charge Off                                                                $          -        234
 235   Reductions of the Collateral Interest Amount due to Class A and Class B
       Allocable Amounts                                                                             $          -        235
 236   Reallocated Principal Collections applied to Class A and Class B                              $          -        236

------------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
====================================================================================================================================

 237   Series 1999-1 Servicing Fee                                                                   $    630,625        237
 238   Class A Servicing Fee                                                                         $    466,667        238
 239   Class B Servicing Fee                                                                         $     50,458        239
 240   Collateral Interest Servicing Fee                                                             $    113,500        240

------------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
====================================================================================================================================

 241   Required Reserve Account Amount (if applicable)                                                    N/A            241
 242   Reserve Account reinvestment rate (if applicable)                                                  N/A            242
 243   Reserve Account reinvestment earnings                                                         $          -        243
 244   Reserve Account balance                                                                       $          -        244

 245   Accumulation Period Length                                                                       3 months         245

------------------------------------------------------------------------------------------------------------------------------------
                                                           Excess Spread
====================================================================================================================================

 246   Portfolio Yield for Monthly Period (excluding Shared Excess Finance Charge
       Collections from other Series)                                                                   17.84%           246
 247   Base Rate for Monthly Period                                                                      5.91%           247
 248   Portfolio Yield minus Base Rate for such Monthly Period                                          11.93%           248
 249   Three month average of Portfolio Yield minus Base Rate                                           12.18%           249

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of August, 2001.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
          --------------------------------
       Name:  Scott A. Honnold
       Title: Vice President and Treasurer

                                                                     Page 5 of 5